                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1
                                      TO
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 28, 2000
                                                --------------------------------



                       Wells Real Estate Fund XII, L.P.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                                    Georgia
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


      0-30287                                                   58-2438242
--------------------------                 -------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


         6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (770) 449-7800
                                                  ------------------------------


________________________________________________________________________________
         (Former name or former address, if changed since last report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

     Wells Real Estate Fund XII, L.P. (the "Registrant") hereby amends its Current Report on Form 8-K, dated December 28, 2000 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of an interest in the AT&T Call Center Buildings located in Oklahoma City, Oklahoma as described in such Current Report.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements.  The following financial statements of the
             --------------------
Registrant relating to the AT&T Call Center Buildings are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

AT&T Call Center Buildings                                                Page
                                                                          ----
         Report of Independent Public Accountants                          F-1

         Statement of Revenues Over Certain Operating
         Expenses for the year ended December 31, 1999 (audited)
         and the nine months ended September 30, 2000 (unaudited)          F-2

         Notes to Statement of Revenues Over Certain
         Operating Expenses for the year ended December 31, 1999 (audited)
         and the nine months ended September 30, 2000 (unaudited)          F-3

         (b) Pro Forma Financial Information.  The following unaudited pro forma
             -------------------------------
financial statements of the Registrant are submitted at the end of this Amendment to Current Report and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund XII, L.P.                                          Page
                                                                          ----
         Summary of Unaudited Pro Forma Financial Statements               F-5

         Pro Forma Balance Sheet as of September 30, 2000 (unaudited)      F-6

         Pro Forma Statements of Income (loss) for the year ended          F-7
         December 31, 1999 (unaudited) and the nine months ended
         September 30, 2000 (unaudited)

                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WELLS REAL ESTATE FUND XII, L.P.
                                           Registrant


                                           By: /s/ Leo F. Wells, III
                                              ---------------------------------
                                              Leo F. Wells, III, as General
                                              Partner and as President and sole
                                              Director of Wells Capital, Inc.,
                                              the General Partner of Wells
                                              Partners, L.P., General Partner

Date:  February 5, 2001

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Fund XII, L.P. and
Wells Real Estate Investment Trust, Inc.:


We have audited the accompanying statement of revenues over certain operating expenses for the AT&T CALL CENTER BUILDINGS for the year ended December 31, 1999. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the AT&T Call Center Buildings after acquisition by the Wells Fund XII--REIT Joint Venture. The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the AT&T Call Center Buildings' revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the AT&T Call Center Buildings for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP

Atlanta, Georgia
January 19, 2001

                          AT&T CALL CENTER BUILDINGS


                            STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31,1999

                 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2000




                                                          2000          1999
                                                       ----------    ----------
                                                       (Unaudited)

RENTAL REVENUES                                         $867,914      $313,250

OPERATING EXPENSES, net of reimbursements                  6,273        20,155
                                                        --------      --------
REVENUES OVER CERTAIN OPERATING EXPENSES                $861,641      $293,095
                                                        ========      ========


        The accompanying notes are an integral part of these statements.

                          AT&T CALL CENTER BUILDINGS



                        NOTES TO STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1999

           AND THE NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Real Estate Property Acquired

     On December 28, 2000, the Wells Fund XII-REIT Joint Venture (the "Joint Venture") acquired the AT&T Call Center Buildings from OKC Real Estate Investments, Inc. ("OKC"). The Joint Venture is a joint venture partnership between Wells Real Estate Fund XII, L.P. ("Wells Fund XII") and Wells Operating Partnership, L.P. ("Wells OP"), a Delaware Limited Partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc. OKC is not an affiliate of Wells Fund XII or Wells OP. The total purchase price of the AT&T Call Center Buildings was $15,300,000. Additional acquisition expenses incurred in connection with the purchase of the AT&T Call Center Buildings, included attorney's fees, recording fees, loan fees, and other closing costs, of approximately $28,000. Wells Fund XII contributed $8,591,000, and Wells OP contributed $6,737,000 to the Joint Venture for their respective shares of the purchase of the AT&T Call Center Buildings.

     AT&T Corp. ("AT&T") occupies the entire 78,500 rentable square feet of the two-story office building and 25,000 rentable square feet of the one-story office building under a net lease agreement (the "AT&T Lease"). The landlord's interest in the AT&T Lease was assigned to the Joint Venture at the closing. The initial term of the AT&T Lease commenced on April 1, 2000 and expires on November 30, 2010. AT&T has the right to extend the AT&T Lease for two additional five-year periods at the then-current fair market rental rate upon delivering written notice within 240 days prior to expiration of the lease. Under the AT&T lease, AT&T is required to pay, as additional monthly rent, its gas, water, and electricity costs and all operating expenses, including, but not limited to, garbage and waste disposal, telephone, sprinkler service, janitorial service, security, insurance premiums, all taxes, assessments and other governmental levies, and such other operating expenses with respect to its portion of the AT&T Call Center Buildings. In addition, AT&T is responsible for all routine maintenance and repairs to its portion of the AT&T Call Center Buildings.

     Jordan Associates, Inc. ("Jordan") currently occupies the remaining 25,000 rentable square feet contained in the one-story building under a net lease agreement (the "Jordan Lease"). The landlord's interest in the Jordan lease was also assigned to the Fund XII-REIT Joint Venture at the closing. The initial term of the Jordan Lease commenced on April 1, 1998 and expires on March 31, 2008. Jordan has the right to extend the Jordan lease for one additional five-year period at the then-current fair market rental rate upon delivering written notice within 240 days prior to expiration of the initial lease term. Under the Jordan Lease, Jordan is required to pay as additional monthly rent, its gas, water, and electricity costs, and all operating expenses, including, but not limited to, garbage and waste disposal, telephone, sprinkler service, janitorial service, security, insurance premiums, all taxes, assessments and other governmental levies, and such other operating expenses with respect to its portion of the AT&T Call Center Buildings.

     In addition, Jordan is responsible for all routine maintenance and repairs to its portion of the AT&T Call Center Buildings.

     Rental Revenues

     Rental income from leases is recognized on a straight-line basis over the life of the lease.

2.   BASIS OF ACCOUNTING

     The accompanying statement of revenues over certain operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses, such as depreciation, interest, and management fees, not comparable to the operations of the AT&T Call Center Buildings after acquisition by the Joint Venture.

                       WELLS REAL ESTATE FUND XII, L.P.


                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS


The following unaudited pro forma balance sheet as of September 30, 2000 has been prepared to give effect to the acquisition of the AT&T Call Center Buildings by the Wells Fund XII-REIT Joint Venture (a joint venture between the Wells Operating Partnership, L.P. and Wells Real Estate Fund XII, L.P.) as if the acquisition occurred on September 30, 2000. The following unaudited pro forma statements of income (loss) for the year ended December 31, 1999 and for the nine months ended September 30, 2000 have been prepared to give effect to the acquisition of the AT&T Call Center Buildings by the Wells Fund XII-REIT Joint Venture as if the acquisition occurred on January 1, 1999.

Wells Operating Partnership, L.P. is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only and is not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

As of September 30, 2000, the date of the accompanying pro forma balance sheet, Wells Real Estate Fund XII, L.P. held cash of $5,073,706. The additional cash used to purchase the AT&T Call Center Buildings, including deferred project costs paid to Wells Capital, Inc. (an affiliate of Wells Real Estate Fund XII, L.P.), was raised by selling additional limited partner units subsequent to September 30, 2000, but prior to the acquisition date of December 28, 2000. This balance is reflected in due to affiliates in the accompanying pro forma balance sheet.

                       WELLS REAL ESTATE FUND XII, L.P.


                            PRO FORMA BALANCE SHEET

                              SEPTEMBER 30, 2000

                                  (Unaudited)


                                    ASSETS

                                                        Wells Real
                                                          Estate             Pro Forma            Pro Forma
                                                      Fund XII, L.P.        Adjustments             Total
                                                     ---------------       -------------         ------------
CASH AND CASH EQUIVALENTS                            $     5,073,706       $(5,073,706)(a)        $         0

INVESTMENT IN JOINT VENTURES                              12,706,040         8,948,958 (b)         21,654,998

DEFERRED PROJECT COSTS                                       205,134          (205,134)(c)                  0

DEFERRED OFFERING COSTS                                      477,878                 0                477,878

DUE FROM AFFILIATES                                          282,725                 0                282,725

PREPAIDS AND OTHER ASSETS                                      1,533                 0                  1,533
                                                     ---------------       -----------            -----------
      Total assets                                   $    18,747,016       $ 3,670,118            $22,417,134
                                                     ===============       ===========            ===========

                       LIABILITIES AND PARTNERS' CAPITAL

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                $        51,360       $         0            $    51,360

PARTNERSHIP DISTRIBUTION PAYABLE                             300,901                 0                300,901

DUE TO AFFILIATES                                            505,186         3,517,294(a)           4,175,304
                                                                               152,824(c)
                                                     ---------------       -----------            -----------
      Total liabilities                                      857,447         3,670,118              4,527,565
                                                     ---------------       -----------            -----------
PARTNERS' CAPITAL:
 Limited partners:
   Cash preferred--1,606,286 units outstanding            14,161,023                 0             14,161,023
   Tax preferred--455,566 units outstanding                3,728,546                 0              3,728,546
                                                     ---------------       -----------            -----------
      Total partners' capital                             17,889,569                 0             17,889,569
                                                     ---------------       -----------            -----------
      Total liabilities and partners' capital        $    18,747,016       $ 3,670,118            $22,417,134
                                                     ===============       ===========            ===========

___________________________
(a)  Reflects Wells Real Estate Fund XII, L.P.'s portion of the purchase price.

(b) Reflects Wells Real Estate Fund XII, L.P.'s contribution to the Wells Fund XII-REIT Joint Venture.

(c) Reflects deferred project costs contributed to the Wells Fund XII-REIT Joint Venture at approximately 4.17% of the purchase price.

                       WELLS REAL ESTATE FUND XII, L.P.


                     PRO FORMA STATEMENT OF INCOME (LOSS)

                     FOR THE YEAR ENDED DECEMBER 31, 1999

                                  (Unaudited)



                                                                           Wells Real             AT&T
                                                                             Estate            Call Center      Pro Forma
                                                                         Fund XII, L.P.         Buildings        Total
                                                                       -----------------    ----------------  -------------
REVENUES:
 Equity in income (loss) of joint ventures                                 $   124,542        $(155,035)(a)     $ (30,493)
 Interest income                                                                35,837                0            35,837
                                                                           -----------        ---------         ---------
                                                                               160,379        $(155,035)            5,344
                                                                           -----------        ---------         ---------
EXPENSES:
 Partnership administration                                                     20,948                0            20,948
 Legal and accounting                                                           11,439                0            11,439
 Computer costs                                                                  5,175                0             5,175
                                                                           -----------        ---------         ---------
                                                                                37,562                0            37,562
                                                                           -----------        ---------         ---------
NET INCOME (LOSS)                                                          $   122,817        $(155,035)        $ (32,218)
                                                                           ===========        =========         =========
NET LOSS ALLOCATED TO GENERAL PARTNERS                                     $      (500)       $       0         $    (500)
                                                                           ===========        =========         =========
NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS                    $   195,244        $ 153,608         $ 348,852
                                                                           ===========        =========         =========
NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS                       $   (71,927)       $(308,643)        $(380,570)
                                                                           ===========        =========         =========
NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT        $      0.50        $    0.39         $    0.89
                                                                           ===========        =========         =========
NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT           $     (0.56)       $   (2.40)        $   (2.96)
                                                                           ===========        =========         =========


(a) Reflects Wells Real Estate Fund XII, L.P.'s equity in loss of the Wells Fund XII-REIT Joint Venture related to the AT&T Call Center Buildings. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.

                       WELLS REAL ESTATE FUND XII, L.P.

                         PRO FORMA STATEMENT OF INCOME

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                  (Unaudited)



                                                                        Wells Real              AT&T
                                                                          Estate             Call Center       Pro Forma
                                                                      Fund XII, L.P.          Buildings          Total
                                                                      --------------         ----------        ---------
REVENUES:
 Equity in income of joint ventures                                     $   467,491           $ 246,405(a)     $  713,896
 Interest income                                                            159,619                   0           159,619
                                                                        -----------           ---------        ----------
                                                                            627,110             246,405           873,515
                                                                        -----------           ---------        ----------
EXPENSES:
 Partnership Administration                                                  35,340                   0            35,340
 Legal and accounting                                                        15,500                   0            15,500
 Computer costs                                                               8,462                   0             8,462
                                                                        -----------           ---------        ----------
                                                                             59,302                   0            59,302
                                                                        -----------           ---------        ----------
NET INCOME                                                              $   567,808           $ 246,405        $  814,213
                                                                        ===========           =========        ==========
NET LOSS ALLOCATED TO GENERAL PARTNERS                                  $         0           $       0        $        0
                                                                        ===========           =========        ==========
NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS                 $   797,605           $ 477,887        $1,275,492
                                                                        ===========           =========        ==========
NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS                    $  (229,797)          $(231,482)       $ (461,279)
                                                                        ===========           =========        ==========
NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT     $      0.66           $    0.40        $     1.06
                                                                        ===========           =========        ==========
NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT        $     (0.71)          $   (0.72)       $    (1.43)
                                                                        ===========           =========        ==========


(a) Reflects Wells Real Estate Fund XII, L.P.'s equity in income of the Wells Fund XII-REIT Joint Venture related to the AT&T Call Center Buildings. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.